UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
August 16, 2016
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QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 800
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Director Compensation Program
On August 16, 2016, the Board of Directors (the “Board”) of Quality Systems, Inc. (the “Company”) approved the Company’s fiscal year 2017 Director Compensation Program, effective immediately. This program was approved upon the recommendation of the Company’s Compensation Committee. A description of the 2017 Director Compensation Program is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On August 16, 2016, the Company held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The Company's shareholders were asked to consider and vote upon the following four proposals:

1.	To elect nine persons to serve as directors of the Company;

2.	To conduct an advisory vote to approve the compensation of our named executive officers (i.e., “Say-on-Pay”);

3.	To conduct an advisory vote to approve the frequency of an advisory vote to approve the compensation of our named executive officers (i.e., “Say-on-Frequency”); and

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.
The results of the shareholder votes are set forth below.

The Company’s shareholders elected the following nominees to serve as directors of the Company for one year terms expiring at the Company’s 2017 Annual Meeting of Shareholders: Craig A. Barbarosh, George H. Bristol, Rusty Frantz, James C. Malone, Jeffrey H. Margolis, Morris Panner, D. Russell Pflueger, Sheldon Razin and Lance E. Rosenzweig. The tabulation of voting results for the election of directors is indicated below:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	46,527,198	1,559,751
George H. Bristol	47,397,745	689,204
Rusty Frantz	47,327,256	759,693
James C. Malone	47,400,151	686,798
Jeffrey H. Margolis	47,393,421	693,528
Morris Panner	47,399,549	687,400
D. Russell Pflueger	47,233,665	853,284
Sheldon Razin	47,454,939	632,010
Lance E. Rosenzweig	47,298,273	788,676
There were 10,601,463 broker non-votes for Proposal No. 1.

The Company’s shareholders approved a resolution approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting by the votes indicated below (i.e., “Say-on-Pay”):

Proposal No. 2	For	Against	Abstain	Broker Non-Votes
Advisory vote approving the compensation of our named executive officers	40,555,110	7,451,056	80,783	10,601,463

The Company’s shareholders approved a resolution approving on a non-binding, advisory basis, one year as the frequency of an advisory vote on the compensation of the Company’s named executive officers by the votes indicated below (i.e., “Say-on-Frequency”). In light of such vote, the Company has determined to include in its proxy materials a shareholder advisory vote on the compensation of executives every one year, until the next required vote on the frequency of shareholder votes on the compensation of executives:

Proposal No. 3	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Advisory vote approving the frequency of an advisory vote on the compensation of our named executive officers	43,508,334	37,731	4,456,501	84,383	10,601,463

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending March 31, 2017 by the votes indicated below:

Proposal No. 4	For	Against	Abstain
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2017	58,607,065	58,186	23,161

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Description of 2017 Director Compensation Program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2016	QUALITY SYSTEMS, INC. By: /s/ James A. Arnold James A. Arnold Executive Vice President, Chief Financial Officer

EXHIBITS ATTACHED TO THIS
CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

10.1	Description of 2017 Director Compensation Program